Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Snow Capital Focused Value Fund
Snow Capital Equity Income Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated October 5, 2018
to the Prospectus and Statement of Additional Information
dated July 1, 2018

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), based upon the recommendation of Snow Capital Management L.P. (the “Adviser”), the investment adviser to the Snow Capital Focused Value Fund and the Snow Capital Equity Income Fund (each a “Fund” and together, the “Funds”), each a series of the Trust, has determined to close and liquidate the Funds.  The Board concluded that it would be in the best interests of the Funds and their shareholders that each Fund be closed and liquidated as a series of the Trust effective as of the close of business on October 26, 2018 (the “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated.  Pursuant to the Plan and in anticipation of each Fund’s liquidation, the Funds will be closed to all purchases, effective as of the close of business on October 5, 2018, after which each Fund’s assets may be entirely invested in money market instruments or held in cash.  Accordingly, the Funds will no longer be investing according to their investment objectives.  However, any distributions declared to shareholders of a Fund after October 5, 2018 and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the respective Fund unless a shareholder specifically requests that such distributions be paid in cash or has previously set up the cash distribution option on their account.  Although the Funds will be closed to purchases as of October 5, 2018, you may continue to redeem your shares of the Funds until the Liquidation Date, as described in “How to Redeem Shares” in the Funds’ Prospectus.

Pursuant to the Plan, if the Funds have not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the Funds as of the Liquidation Date, subject to any required withholdings.  As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Funds at 877-SNOWFND (877-766-9363).

Please retain this Supplement with your Prospectus
and Statement of Additional Information for reference.